UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: March 16, 2026
(Date of earliest event reported)

Community West Bancshares
(Exact name of registrant as specified in its charter)

CA (State or other jurisdiction of incorporation)	000-31977 (Commission File Number)	77-0539125 (IRS Employer Identification Number)

7100 N. Financial Dr., Ste. 101, Fresno, CA (Address of principal executive offices)		93720 (Zip Code)
559-298-1775 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Common Stock, no par value	CWBC	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 8.01 Other Events

On March 16, 2026, Community West Bancshares, a California corporation (“CWBC”) and United Security Bancshares, a California corporation ( “USB”), issued a press release announcing the receipt of regulatory approvals from the Federal Deposit Insurance Corporation and the California Department of Financial Protection and Innovation and a waiver from the Federal Reserve Bank of San Francisco for the previously announced merger of USB with and into CWBC (the “Merger”), as well as for the proposed merger of United Security Bank, the bank subsidiary of USB, with and into Community West Bank, the bank subsidiary of CWBC. The closing of the transactions is expected to be completed in the second quarter of 2026, subject to approval by the shareholders of both companies at special meetings scheduled for March 30, 2026, and the satisfaction of certain other customary closing conditions.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements often include words such as “believes,” “expects,” “anticipates,” “estimates,” “forecasts,” “intends,” “plans,” “targets,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future or conditional verbs such as “may,” “will,” “should,” “would,” and “could,” as well as the negative of such words. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events, many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially, from those currently expected or projected in these forward-looking statements. In addition to factors disclosed in reports filed by CWBC and USB with the SEC, risks and uncertainties for CWBC, USB and the combined company that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; (2) the risk that integration of USB’s operations with those of CWBC will be materially delayed or will be more costly or difficult than expected; (3) the parties’ inability to meet expectations regarding the timing of the proposed Merger; (4) changes to tax legislation and their potential effects on the accounting for the Merger; (5) the inability to complete the proposed Merger due to the failure of USB’s shareholders to adopt the Merger Agreement, or the failure of CWBC’s shareholders to adopt the Merger Agreement or to approve the issuance of CWBC’s common stock in connection with the Merger; (6) the failure to satisfy other conditions to completion of the proposed Merger; (7) the failure of the proposed Merger to close for any other reason; (8) diversion of management’s attention from ongoing business operations and opportunities due to the proposed Merger; (9) the challenges of integrating and retaining key employees; (10) the effect of the announcement of the proposed Merger on CWBC’s, USB’s or the combined company’s respective customer and employee relationships and operating results; (11) the possibility that the proposed Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (12) the dilution caused by CWBC’s issuance of additional shares of CWBC’s common stock in connection with the Merger; and (13) changes in the global economy and financial market conditions and the business, results of operations and financial condition of CWBC, USB and the combined company. Please refer to each of CWBC’s and USB’s Annual Reports on Form 10-K for the year ended December 31, 2025, for CWBC, and December 31, 2024, for USB, as well as CWBC’s and the USB’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Any forward-looking statement included in this report is based only on information currently available to management and speaks only as of the date on which it is made. Neither CWBC nor USB undertakes any obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

Additional Information and Where to Find It

CWBC has filed a registration statement on Form S-4 with the SEC in connection with the proposed transaction. The registration statement includes a joint proxy statement of CWBC and USB that also constitutes a prospectus of CWBC, which has been sent to the shareholders of CWBC and USB. Before making any voting decision, the shareholders of CWBC and USB are advised to read the joint proxy statement/prospectus because it contains important information about CWBC, USB and the proposed transaction. This document and other documents relating to the Merger filed by CWBC can be obtained free of charge from the SEC’s website at www.sec.gov. These documents also can be obtained free of charge by accessing CWBC’s website at ir.communitywestbank.com under the tab “Financials” and on the USB’s website at investors.unitedsecuritybank.com under the tab “Financials” and “SEC Filings.” Alternatively, these documents can be obtained free of charge from CWBC upon written request to Community West Bancshares, Attn: Investor Relations, 7100 N. Financial Dr., Suite 101, Fresno, CA 93720,

or by calling (916) 235-4617 or from USB upon written request to United Security Bancshares, Attn: Investor Relations, 2126 Inyo St., Fresno, CA 93721, or by calling (559) 490-6261. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Participants in the Solicitation

This report does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. CWBC, USB, and certain of their directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of CWBC and USB in connection with the proposed Merger under SEC rules. Information about the directors and executive officers of CWBC and USB is included in the joint proxy statement/prospectus for the proposed transaction filed with the SEC. These documents may be obtained free of charge in the manner described above under “Additional Information and Where to Find It.”

Security holders may obtain information regarding the names, affiliations and interests of CWBC’s directors and executive officers in the definitive proxy statement of CWBC relating to its 2025 Annual Meeting of Shareholders filed with the SEC on April 4, 2025 and in CWBC’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 17, 2025. Security holders may obtain information regarding the names, affiliations and interests of USB’s directors and executive officers in the definitive proxy statement of USB relating to its 2025 Annual Meeting of Shareholders filed with the SEC on April 7, 2025 and in USB’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on March 20, 2025.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated March 16, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 16, 2026	COMMUNITY WEST BANCSHARES By: /s/ Shannon R. Livingston Shannon R. Livingston Executive Vice President and Chief Financial Officer